Exhibit 99.2

Certification by the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

             Pursuant to 18 U.S.C. Section 1350, I, J. Timothy Howard, hereby certify that, to the best of my knowledge,

(a)	the Quarterly Report of Fannie Mae (formally, the Federal National Mortgage Association) on Form 10-Q for the quarterly period ended March 31, 2003 (the “Report”), as filed with the Securities and Exchange Commission on May 14, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and
(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fannie Mae.

/s/ J. TIMOTHY HOWARD J. Timothy Howard Executive Vice President and Chief Financial Officer

May 15, 2003